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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 20, 2007
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                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


       001-31940                                          25-1255406
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(Commission File Number)                       (IRS Employer Identification No.)


 One F.N.B. Boulevard, Hermitage, PA                                   16148
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (724) 981-6000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)     Compensation arrangements of certain officers

F.N.B. Corporation (the "Company") maintains an incentive program designed to reward achievement of key financial performance measures which promote shareholder value.

ANNUAL INCENTIVE COMPENSATION AWARD

On June 20, 2007, the Compensation Committee of the Company approved an incentive cash compensation payment for the Company's Chief Executive Officer, Stephen J. Gurgovits in the amount of $172,405 with such cash bonus to be paid as soon as practical thereafter.

ITEM 8.01.  OTHER EVENTS

On June 20, 2007, the Company announced that Board Chairman, Peter Mortensen determined that he will retire from his position as F.N.B. Board Chairman effective at year-end 2007. Also, on June 20, 2007, the Company's Board elected F.N.B. Chief Executive Officer, Stephen J. Gurgovits, to succeed Mr. Mortensen as F.N.B. Board Chairman effective, December 31, 2007. Mr. Mortensen will continue as director of the Corporation.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1 Press release dated June 20, 2007 announcing the election of Stephen J. Gurgovits as Chairman of the Board effective December 31, 2007.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           F.N.B. CORPORATION
                                           (Registrant)



                                           By:    /s/Brian F. Lilly
                                                  ----------------------------
                                           Name:  Brian F. Lilly
                                           Title: Chief Financial Officer
                                                  (Principal Financial Officer)



Dated: June 25, 2007




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